                                                                    EXHIBIT 23.3

                              ACCOUNTANTS' CONSENT

The Board of Directors
Bellwether Exploration Company:


     We consent to the use of our reports included herein and to the reference of our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.


                                          /s/ KPMG LLP

                                          KPMG LLP

Houston, Texas

April 18, 2001